Name of Registrant: Sun America Series Trust
Name of Portfolio: MFS Total Return
Name of Sub Advisor: Massachusetts Financial Service Company

Name of Issuer  		Walt Disney

Title of Security		Walt Disney Company 5.625% 9/15/16

Date of First Offering		09/06/2006

Principal Amount of Total Offering		750MM

Unit Price		$99.621

Underwriting Spread or Commission		N/A

Maturity Date		09/15/2016

Total Par Value of Bonds Purchased		"696,000"

Dollar Amount of Purchases		"693,362"

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.09%
by Portfolio

Percentage of Portfolio Assets		0.07%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citibank

Underwriting Syndicate Members		N/A




Name of Registrant: Sun America Series Trust
Name of Portfolio: Growth Opportunities
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		Hansen Medical Inc.

Title of Security		Hansen Medical Inc.

Date of First Offering		11/15/2006

Amount of Total Offering		"75,000,000"

Unit Price		$12.00

Underwriting Spread or Commission		$0.84

Dollar Amount of Purchases		"$355,200 "

Number of Shares Purchased		"29,600 "

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.474%
by Portfolio

Percentage of Portfolio Assets		0.580%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		J.P. Morgan Securities

Underwriting Syndicate Members		N/A

Name of Registrant:Sun America Series Trust
Name of Portfolio:Growth Opportunities
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"First Solar, Inc."

Title of Security		"First Solar, Inc."

Date of First Offering		11/16/2006

Amount of Total Offering		"400,000,000"

Unit Price		$20.00

Underwriting Spread or Commission		$1.24

Dollar Amount of Purchases		"$164,000 "

Number of Shares Purchased		"8,200 "

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.050%
by Portfolio

Percentage of Portfolio Assets		0.270%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		"Credit Suisse, Cowen & Co."

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Worldwide High Income
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"Idearc, Inc. "

Title of Security		"Idearc, Inc. 8.00% 11/25/16"

Date of First Offering		11/01/2006

Amount of Total Offering		"$2,850,000,000"

Unit Price		$100.00

Underwriting Spread or Commission		$2.25

Total Par Value of Bonds Purchased		"$90,000"

Dollar Amount of Purchases		"$90,000"

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.003%
by Portfolio

Percentage of Portfolio Assets		0.230%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		J.P. Morgan Securities

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Worldwide High Income
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"NRG Energy, Inc."

Title of Security		"NRG Energy, Inc. 7.375% 01/11/17"

Date of First Offering		11/08/2006

Amount of Total Offering		"$1,100,000,000"

Unit Price		$100.00

Underwriting Spread or Commission		$1.50

Total Par Value of Bonds Purchased		"$200,000"

Dollar Amount of Purchases		"$200,000"

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.018%
by Portfolio

Percentage of Portfolio Assets		0.520%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Worldwide High Income
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		Sally Holdings LLC

Title of Security		Sally Holdings LLC 9.25% 11/15/14

Date of First Offering		11/10/2006

Amount of Total Offering		"$430,000,000"

Unit Price		$100.00

Underwriting Spread or Commission		$2.00

Total Par Value of Bonds Purchased		"$75,000"

Dollar Amount of Purchases		"$75,000"

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.017%
by Portfolio

Percentage of Portfolio Assets		0.190%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"Hansen Medical, Inc."

Title of Security		"Hansen Medical, Inc."

Date of First Offering		11/15/2006

Amount of Total Offering		"$75,000,000"

Unit Price		$12.00

Underwriting Spread or Commission		$0.84

Dollar Amount of Purchases		"$229,200 "

Number of Shares Purchased		"19,100 "

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.306%
by Portfolio

Percentage of Portfolio Assets		0.580%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		J.P. Morgan Securities

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"First Solar, Inc."

Title of Security		"First Solar, Inc."

Date of First Offering		11/16/2006

Amount of Total Offering		"$400,000,000"

Unit Price		$20.00

Underwriting Spread or Commission		$1.24

Dollar Amount of Purchases		"$108,000 "

Number of Shares Purchased		"5,400 "

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.027%
by Portfolio

Percentage of Portfolio Assets		0.271%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse

Underwriting Syndicate Members		N/A

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor: "Morgan Stanley Investment Management, Inc. "Van Kampen"

Name of Issuer  		"Isilon Systems,Inc"

Title of Security		"Isilon Systems,Inc"

Date of First Offering		12/14/2006

Amount of Total Offering		"$108,550,000"

Unit Price		$13.00

Underwriting Spread or Commission		$0.91

Dollar Amount of Purchases		"$58,500 "

Number of Shares Purchased		"4,500 "

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.054%
by Portfolio

Percentage of Portfolio Assets		0.019%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch

Underwriting Syndicate Members		N/A